UNITED STATES BANKRUPTCY COURT				EXHIBIT 99.1
FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: March 1 - March 31, 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	4/21/16
Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: HORSEHEAD HOLDING CORP					Debtor			MOR-1							Case No. 16-10287, 288, 289, 290, 291
															Reporting Period: March 1 - March 31, 2016
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION							16-10290 Inmetco				16-10291 Zochem
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	GRAND

BEGINNING BALANCE	5,612,527	1,397,144	7,009,671	(208,241)	968,380	—	10,056,451	—	—	10,816,591	—	2,890,122	(72,000)	2,818,122	1,499,459	—	582,041	1,165,802	3,247,302	23,891,685
																				—
CASH RECEIPTS																				—
Trade Receipts	—	—	—	—	222,520	9,168,170	—	4,641,320	—	14,032,010	—	2,585,100	—	2,585,100	—	5,823,612	199,318	2,140,624	8,163,553	24,780,663
Other Receipts	4,000,807	139	4,000,946	—	258	—	—	—	—	258	—	150	—	150	—	—	793,540	—	793,540	4,794,894
TOTAL RECEIPTS	4,000,807	139	4,000,946	—	222,779	9,168,170	—	4,641,320	—	14,032,269	—	2,585,250	—	2,585,250	—	5,823,612	992,857	2,140,624	8,957,093	29,575,557

CASH DISBURSEMNTS
Purchases	2,992,786	—	2,992,786	501,901	—	—	—	—	—	501,901	15,705	85,722	30,598	132,026	6,262,545	—	88,778	2,016,788	8,368,112	11,994,824
Payroll & Taxes	10,734	—	10,734	63,936	3,370,890	—	—	—	92,410	3,527,236	78,623	415	5,040	84,078	—	—	264,414	—	264,414	3,886,461
Benefits	1,065,492	—	1,065,492	11,454	92,109	—	—	—	—	103,562	—	—	40,000	40,000	—	—	28,816	—	28,816	1,237,870
Contract Services	773,912	—	773,912	659,565	198	—	—	—	—	659,763	—	14,459	300,128	314,586	—	—	33,124	—	33,124	1,781,386
Freight	3,389,934	—	3,389,934	421,234	—	—	—	—	—	421,234	16,579	18,751	53,345	88,675	24,597	—	294,284	125,055	443,936	4,343,779
Insurance	491,086	—	491,086	26,669	—	—	—	—	—	26,669	—	—	6,363	6,363	—	—	—	—	—	524,118
Utilities	34,281	—	34,281	650,395	—	—	—	—	—	650,395	—	—	112,501	112,501	—	—	161,664	—	161,664	958,841
Supplies	382,819	—	382,819	579,677	—	—	—	—	—	579,677	1,370	204,040	206,083	411,493	—	—	127,338	150,026	277,364	1,651,353
Miscellaneous	11,318	—	11,318	181,268	39,920	—	17,631	—	—	238,819	—	3,684	4,293	7,977	8,000	—	64,251	25,747	97,998	356,112
Other Operating Costs	27,184	—	27,184	114,523	—	—	—	—	—	114,523	—	—	7,904	7,904	—	—	110,843	22,584	133,427	283,038
Leases	25,324	—	25,324	300,205	5,400	—	—	—	—	305,604	—	—	782	782	—	—	—	—	—	331,711
DIP fees	429,222	—	429,222	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	429,222
Professional Fees	610,698	—	610,698	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	610,698
PNC Facility Repayment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Macquarie interest	194,469	—	194,469	—	—	—	—	—	—		—	—	—	—	—	—	—	—	—	194,469
Utility Deposits	(170,720)	—	(170,720)	212,142	—	—	—	—	—	212,142	—	—	—	—	—	—	—	—	—	41,422
503(b)(9) Payments	197,338	—	197,338	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	197,338
CapEx	220,129	—	220,129	—	—	—	—	—	—	—	—	92,566	89,740	182,306	—	—	—	—	—	402,434
Critical Vendors - Freight	491,250	—	491,250	—	—	—	—	—	—	—	29,308	—	—	29,308	—	—	90,574	—	90,574	611,132
TOTAL DISBURSEMENTS	11,177,258	—	11,177,258	3,722,967	3,508,517	—	17,631	—	92,410	7,341,525	141,585	419,636	856,776	1,417,997	6,295,142	—	1,264,087	2,340,200	9,899,429	29,836,209

Bank Account Transfers	2,000,000		2,000,000	4,055,000	9,075,014	(9,168,170)	(1,413,680)	(4,641,320)	93,156	(2,000,000)	4,169,705	(5,055,736)	886,031	—	5,823,612	(5,823,612)	—	—	—	—

ENDING BOOK BALANCE	436,076	1,397,283	1,833,359	123,792	6,757,655	—	8,625,140	—	746	15,507,334	4,028,119	—	(42,745)	3,985,374	1,027,929	—	310,812	966,226	2,304,966	23,631,034

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			11,177,258							7,341,525				1,417,997					9,899,429	29,836,209
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—							—				—					—	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—							—				—					—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			11,177,258							7,341,525				1,417,997					9,899,429	29,836,209

In re: HORSEHEAD HOLDING CORP		MOR-1		Case No. 16-10287, 288, 289, 290, 291
		Case to Date		Reporting Period: March 1 - March 31, 2016

	CASE TO DATE (2/2/2016 - 3/31/2016)
	16-10287 HORSEHEAD HOLDINGS	16-10288 HORSEHEAD CORPORATION	16-10290 INMETCO	16-10291 Zochem	TOTAL
BEGINNING BOOK BALANCE	77,976	1,359,201	—	1,188,708	2,625,886

CASH RECEIPTS
Trade Receipts	2,686,953	26,146,833	5,576,248	15,701,876	50,111,910
Other Receipts	19,773,994	278	150	20,313,573	40,087,995
TOTAL RECEIPTS	22,460,947	26,147,111	5,576,398	36,015,450	90,199,905

CASH DISBURSEMENTS
Purchases	6,388,606	881,361	132,026	13,837,439	21,239,432
Payroll & Taxes	66,780	6,319,011	173,122	462,415	7,021,328
Benefits	1,550,682	113,934	40,000	248,285	1,952,901
Contract Services	1,073,170	833,854	314,586	33,189	2,254,800
Freight	3,855,557	1,110,443	88,675	510,629	5,565,304
Insurance	1,250,475	77,528	6,363	—	1,334,366
Utilities	434,379	652,095	112,501	309,312	1,508,286
Supplies	814,864	614,149	411,493	314,917	2,155,423
Miscellaneous	283,320	325,887	19,958	109,722	738,888
Other Operating Costs	90,743	941,071	79,904	286,198	1,397,916
Leases	25,324	311,004	782	—	337,110
DIP Fees	429,222	—	—	—	429,222
Moelis & Company LLC	—	—	—	—	—
RAS Management Advisors	—	—	—	—	—
Professional Fees	1,672,786	—	—	—	1,672,786
PNC Facility Repayment	—	—	—	18,677,793	18,677,793
Macquarie Interest	194,469	—	—	—	194,469
Utility Deposits	(370,720)	993,642	—	—	622,922
503(b)(9) Payments	197,338	—	—	—	197,338
CapEX	220,129	—	182,306	—	402,434
Critical Vendors - Freight	1,353,439	—	29,308	109,292	1,492,039
TOTAL DISBURSEMENTS	19,530,565	13,173,978	1,591,023	34,899,191	69,194,757

TRANSFER IN
TRANSFER OUT
MANUAL TRANSFERS
Bank Account Transfers	(1,175,000)	1,175,000	—	—	—

ENDING BOOK BALANCE	1,833,359	15,507,334	3,985,374	2,304,966	23,631,034

In re: HORSEHEAD HOLDING CORP				MOR-1b		Case No. 16-10287, 288, 289, 290, 291
Debtor						Reporting Period: March 1 - March 31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	#	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	WE 2/06/16	$56,554	HHC	WT	3/16/16	$52,950	$3,604
	WE 2/13/16	$69,685	HHC	WT	3/16/16	$63,000	$6,865
	WE 2/20/16	$72,085	HHC	WT	3/16/16	$65,125	$6,960
	WE 2/27/16	$72,281	HHC	WT	3/16/16	$66,775	$5,506
	WE 3/05/16	$74,313	HHC	WT	3/16/16	$67,450	$6,863
	WE 3/12/16	$61,610	HHC	WT	3/16/16	$58,075	$3,535	$373,375	$33,333
	WE 3/19/16	$78,345	HHC	WT	3/22/16	$71,475	$6,870	$444,850	$40,203

			HHC = Horsehead Holding Corp.

In re. HORSEHEAD HOLDING CORP.			MOR - 2		Case No. 16-10287, 288, 289, 290, 291
Debtor		MTD			Reporting Period: March 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the month ended March 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$9,457	$1,490	$—	$10,258	$—	$21,205
Net sales of nickel based material and other services	—	—	—	2,684	—	—	2,684
EAF dust service fees	—	3,327	—	—	—	(88)	3,239
Net sales	—	12,784	1,490	2,684	10,258	(88)	27,128
Cost of sales of zinc material and other goods	—	9,619	4,022	—	9,723	—	23,364
Cost of sales of nickel based material and other services	—	—	—	2,710	—	(88)	2,622
Cost of EAF dust services	—	2,194	—	—	—	—	2,194
Fire related costs	—	—	—	460	—	—	460
Insurance claim income	—	—	—	—	—	—	—
Cost of sales (excluding depreciation and amortization)	—	11,813	4,022	3,170	9,723	(88)	28,640
Depreciation and amortization	—	1,192	2,559	251	187	—	4,189
Selling, general and administrative expenses	59	1,043	48	82	166	—	1,398
Total costs and expenses	59	14,048	6,629	3,503	10,076	(88)	34,227
Income from operations	(59)	(1,264)	(5,139)	(819)	182	—	(7,099)
Equity in income of subsidiary, net of taxes	(1,758)	—	—	—	—	1,758	—
Other income ( expense)
Interest expense	(1,944)	(872)	(1)	(38)	(296)	91	(3,060)
Interest and other income	90	—	—	—	—	(91)	(1)
Other income (expense)	—	3	—	112	(37)	—	78
Total other income (expense)	(1,854)	(869)	(1)	74	(333)	—	(2,983)
REORGANIZATION ITEMS, NET	(7,782)	—	—	—	(511)	—	(8,293)
Income before income taxes	(11,453)	(2,133)	(5,140)	(745)	(662)	1,758	(18,375)
Income tax provision	—	(6,449)	—	(311)	(162)	—	(6,922)
NET INCOME(LOSS)	$(11,453)	$4,316	$(5,140)	$(434)	$(500)	$1,758	$(11,453)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP.		MOR - 2			Case No. 16-10287, 288, 289, 290, 291
Debtor	Cumulative Since Filing				Reporting Period: March 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the month ended March 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$17,852	$4,040	$—	$18,372	$—	$40,264
Net sales of nickel based material and other services	—	—	—	6,118	—	—	6,118
EAF dust service fees	—	6,614	—	—	—	(186)	6,428
Net sales	—	24,466	4,040	6,118	18,372	(186)	52,810
Cost of sales of zinc material and other goods	—	16,720	8,532	—	17,263	—	42,515
Cost of sales of nickel based material and other services	—	—	—	4,993	—	(186)	4,807
Cost of EAF dust services	—	4,573	—	—	—	—	4,573
Fire related costs	—	—	—	614	—	—	614
Insurance claim income	—	—	—	—	—	—	—
Cost of sales (excluding depreciation and amortization)	—	21,293	8,532	5,607	17,263	(186)	52,509
Depreciation and amortization	—	2,372	5,119	503	374	—	8,368
Selling, general and administrative expenses	77	2,406	106	335	310	—	3,234
Total costs and expenses	77	26,071	13,757	6,445	17,947	(186)	64,111
Income from operations	(77)	(1,605)	(9,717)	(327)	425	—	(11,301)
Equity in income of subsidiary, net of taxes	(7,544)	—	—	—	—	7,544	—
Other income ( expense)
Interest expense	(2,548)	(2,718)	(1)	(75)	(469)	179	(5,632)
Interest and other income	180	2	—	—	—	(179)	3
Other income (expense)	—	5	—	112	(56)	—	61
Total other income (expense)	(2,368)	(2,711)	(1)	37	(525)	—	(5,568)
REORGANIZATION ITEMS, NET	(11,596)	(4,790)	—	—	(1,065)	—	(17,451)
Income before income taxes	(21,585)	(9,106)	(9,718)	(290)	(1,165)	7,544	(34,320)
Income tax provision	—	(12,325)	—	(132)	(278)	—	(12,735)
NET INCOME(LOSS)	$(21,585)	$3,219	$(9,718)	$(158)	$(887)	$7,544	$(21,585)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP		MOR -2	Case No. 16-10287, 288, 289, 290, 291
Debtor		CONT	Reporting period: March 1 - 31, 2016

INCOME (EXPENSE)
REORGANIZATION CHARGES

	FEBRUARY	MARCH	FEB + MAR
HHC
Professional Fee	(2,544)	(7,782)	(10,326)	SG&A
Interest Expense	(1,270)	—	(1,270)	Int Exp

	(3,814)	(7,782)	(11,596)

HORSEHEAD
Hedges	49	—	49	Sales
Interest Exp	(4,839)	—	(4,839)	Int Exp

	(4,790)	—	(4,790)

HMP
Other Income	—	—	—	Oth Inc

INMETCO
Hedges	—	—	—	COS

ZOCHEM
Hedges	(49)	—	(49)	Sales
Profess Fee/Other	(360)	(511)	(871)	SG&A
Interest Exp	(145)	—	(145)	Int Exp

	(554)	(511)	(1,065)

TOTAL	(9,158)	(8,293)	(17,451)

In re. HORSEHEAD HOLDING CORP.	MOR-3			CASE no: 16-10287, 288, 289, 290, 291
Debtor				Reporting Period: March 1 - 31, 2016
Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
DEBTOR IN POSSESSION
March 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)
	Horsehead	Horsehead
ASSETS	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$2,001	$15,807	$—	$2,988	$3,964	$—	$24,760
Accounts receivable, net of allowance	309	10,668	5,465	18,140	6,382	(532)	40,432
Inventories, net	—	12,160	6,705	10,026	5,611	—	34,502
Prepaid expenses and other current assets	2,106	12,119	—	783	380	(6,972)	8,416
Deferred income taxes	—	5,457	—	24	301	—	5,782

Total current assets	4,416	56,211	12,170	31,961	16,638	(7,504)	113,892

Property, plant and equipment, net	—	137,865	577,533	24,389	31,604	—	771,391

Other assets
Intangible assets	—	7,658	—	83	1,525	—	9,266
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	65,032	65,032
Investment in and advances to subsidiary	732,304	22,182	(700,541)	15,499	3,344	(72,788)	—
Deposits and other	15,041	204	403	877	516	(15,041)	2,000

Total other assets	747,345	37,983	(700,138)	16,459	5,385	(22,797)	84,237
Total assets	$751,761	$232,059	$(110,435)	$72,809	$53,627	$(30,301)	$969,520

	Horsehead	Horsehead
LIABILITIES AND STOCKHOLDERS' EQUITY	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
DEBTOR IN POSSESSION FINANCING	—	23,822	—	18,678	—	—	42,500
Accounts payable	7,409	3,527	5,672	1,805	2,333	(532)	20,214
Accrued expenses	—	13,025	100	624	2,608	132	16,489
Income Taxes Payable	—	(62,551)	—	318	199	62,034	—
Total current liabilities	7,409	(22,177)	5,772	21,425	5,140	61,634	79,203

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	212,174	47,411	5,000	—	—	(15,172)	249,413
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	—	1,931	167	143	—	—	2,241
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,930	45,475	28,925	7,502	4,823	—	229,655

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,561	—	39	1,850	—	15,450
Deferred income taxes	—	(7,196)	—	1,870	9,302	(3,976)	—
Commitments and contingencies
Stockholders' equity
Horsehead Holding Corp. stockholders' equity:
Common stock, par value $.01 per share; 100,000 shares
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	393,958	12,572	—	—	29,081	(41,653)	393,958
Retained earnings	(5,312)	136,643	(150,299)	41,830	(6,569)	(21,134)	(4,841)
Total stockholders' equity before noncontrolling interest	389,248	149,215	(150,299)	41,830	22,512	(62,787)	389,719
Noncontrolling interest	—	3,839	—	—	—	—	3,839
Total stockholders' equity	389,248	153,054	(150,299)	41,830	22,512	(62,787)	393,558
Total liabilities and stockholders' equity	$751,761	$232,059	$(110,435)	$72,809	$53,627	$(30,301)	$969,520
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re: HORSEHEAD HOLDING CORP		MOR-4		Case No. 16-10287, 288, 289, 290, 291
	Debtor			Reporting Period: March 1 - March 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding	30,822	442,199	461,294	Various dates	EFT (payroll provider)	11,727
FICA-Employee	—	241,454	241,454	Various dates	EFT (payroll provider)	—
FICA-Employer	72,000	248,775	241,454	Various dates	EFT (payroll provider)	79,321
Unemployment	1,515	10,421	10,515	Various dates	EFT (payroll provider)	1,421
Income	—	—	—			—
Other:_________________	—	—	—			—
Total Federal Taxes	104,337	942,849	954,717			92,469
State and Local
Withholding	—	91,500	91,500	Various dates	EFT (payroll provider)	—
Sales	29,715	—	630			29,085
Excise	—	—	—			—
Unemployment	16,318	45,945	46,161	Various dates	EFT (payroll provider)	16,102
Real Property	166,700	188,165	22,206	2/12/2016	#29629	332,659
Personal Property	—	—	—			—
Other:_________________	—	—	—			—
Total State and Local	212,733	325,610	160,497			377,846
Total Taxes	317,070	1,268,459	1,115,214	—		470,315

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	10,469,000	—	—	—	—	10,469,000
Wages Payable	3,882,000	—	—	—	—	3,882,000
Taxes Payable	470,315	—	—	—	—	470,315
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	7,679,000	—	—	—	—	7,679,000
Amounts Due to Insiders*	—	—	—	—	—	—
Other:________________						—
Other:________________						—
Total Postpetition Debts	22,500,315	—	—	—	—	22,500,315

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Post petition debts will be paid with operating cash flow and or post petition financing.

	MOR-5

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: March 1 - March 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	HH Corp	HMP	Inmetco	Zochem
Total Accounts Receivable at the beginning of the reporting period	12,610,790	6,426,166	3,602,042	14,939,178
+ Amounts billed during the period	12,844,448	1,490,553	4,636,313	10,209,800
- Amounts collected during the period	(9,133,149)	(4,898,861)	(2,585,100)	(8,163,553)
Total Accounts Receivable at the end of the reporting period	16,322,089	3,017,858	5,653,255	16,985,425

Accounts Receivable Aging
0 - 30 days old	9,876,369	1,597,018	3,397,922	15,434,809
31 - 60 days old	1,238,354	886,591	2,449,829	1,455,978
61 - 90 days old	554,704	102,603	(306,652)	200,365
91+ days old	4,652,662	431,645	112,156	(105,727)
Total Accounts Receivable	16,322,089	3,017,857	5,653,255	16,985,425
Amount considered uncollectible (Bad Debt)	(5,766,951)	(239,092)	(15,000)	(70,974)
Accounts Receivable (Net)	10,555,138	2,778,765	5,638,255	16,914,451

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period?		x
If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		x
If yes, provide an explanation below.
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect?	x
If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).	x
If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Re. 5: Debtor opened the following accounts with Wells Fargo during the period. The debtor made the required communications to the US Trustee.
######4964 - The International Metals Reclamation Company, LLC (DIP) - Operating Account
######4980 - Zochem Inc (DIP) - Depository Account
######4972 - Zochem Inc (DIP) - Operating Account
######0730 - Zochem Inc (DIP) - Accts Pay USD Account

HORSEHEAD LETTERHEAD
April 21, 2016

Office of the United States Trustee
944 King Street, Suite 2207, Lockbox 35
Wilmington, DE 19801
Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Account Reconciliations

Horsehead Holding Corp. and certain of its affiliates (the "Debtors"), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee's Office.

Pursuant to 28 U.S.C. 1746. I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy Boates
Name:     Timothy Boates
Position: Chief Restructuring Officer

Information provided in accordance with Section 5.06 of the $90,000,000 Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, Dates as of February 8, 2016 by and among the Debtors and the Lenders thereto.

FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
March 31, 2016
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$2,001	$15,807	$2,988	$3,964	$—	$24,760
Accounts receivable, net of allowance	309	16,133	18,140	6,382	(532)	40,432
Inventories, net	—	18,865	10,026	5,611	—	34,502
Prepaid expenses and other current assets	2,106	12,119	783	380	(6,972)	8,416
Deferred income taxes	—	5,457	24	301	—	5,782

Total current assets	4,416	68,381	31,961	16,638	(7,504)	113,892
Property, plant and equip, net	—	715,398	24,389	31,604	—	771,391
Other assets
Intangible assets	—	7,658	83	1,525	—	9,266
Restricted cash	—	7,939	—	—	—	7,939
Deferred income taxes	—	—	—	—	65,032	65,032
Investment in and advances to subs	732,304	(678,359)	15,499	3,344	(72,788)	—
Deposits and other	15,041	607	877	516	(15,041)	2,000

Total other assets	747,345	(662,155)	16,459	5,385	(22,797)	84,237
Total assets	$751,761	$121,624	$72,809	$53,627	$(30,301)	$969,520

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$205,000	$42,315	$—	$—	$(15,172)	$232,143
DEBTOR IN POSSESSION FINANCING	—	23,822	18,678	—	—	42,500
Accounts payable	7,409	9,199	1,805	2,333	(532)	20,214
Accrued expenses	7,174	20,319	767	2,608	132	31,000
Income taxes payable	—	(62,551)	318	199	62,034	—
Total current liabilities	219,583	33,104	21,568	5,140	46,462	325,857
LIABILITIES SUBJECT TO COMPROMISE	142,930	79,400	7,502	4,823	—	234,655
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,561	39	1,850	—	15,450
Deferred income taxes	—	(7,196)	1,870	9,302	(3,976)	—
Commitments and contingencies
Stockholders' equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	393,958	12,572	—	29,081	(41,653)	393,958
Retained earnings	(5,312)	(13,656)	41,830	(6,569)	(21,134)	(4,841)

Total stockholders' equity before noncontroll int	389,248	(1,084)	41,830	22,512	(62,787)	389,719
Noncontrolling interest	—	3,839	—	—	—	3,839
Total stockholders' equity	389,248	2,755	41,830	22,512	(62,787)	393,558
Total liabilities and SE	$751,761	$121,624	$72,809	$53,627	$(30,301)	$969,520
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	Month Ended	Month ended	YTD ended	YTD ended
	March 31	March 31	March 31	March 31
	2016	2015	2016	2015

Net sales of zinc material and other goods	$21,205	$26,352	$60,574	$82,668
Net sales of nickel based material and other services	2,684	4,501	8,960	10,109
EAF dust service fees	3,239	3,325	9,594	9,367

Net sales	27,128	34,178	79,128	102,144

Cost of sales of zinc material and other goods	23,364	31,447	72,086	91,180
Cost of sales of nickel based material and other services	2,622	2,634	6,778	7,621
Cost of EAF dust services	2,194	2,347	6,757	7,322
Fire related costs	460	—	614	—

Cost of sales (excluding deprec and amortiz)	28,640	36,428	86,235	106,123
Depreciation and amortization	4,189	3,964	12,547	11,841
Selling, general and administrative expenses	1,398	2,192	5,150	6,778
Total costs and expenses	34,227	42,584	103,932	124,742

Loss from operations	(7,099)	(8,406)	(24,804)	(22,598)

Other income (expense)
Interest expense	(3,060)	(3,022)	(9,150)	(9,114)
Interest and other income	(1)	4	2	12
Other income (expense)	78	463	3,035	318

Total other income (expense)	(2,983)	(2,555)	(6,113)	(8,784)

REORGANIZATION ITEMS, NET	(8,293)	—	(28,092)	—

Loss before income taxes	(18,375)	(10,961)	(59,009)	(31,382)
Income tax benefit	(6,922)	(3,575)	(21,894)	(12,888)

NET LOSS	$(11,453)	$(7,386)	$(37,115)	$(18,494)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the month ended March 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$10,947	$—	$10,258	$—	$21,205
Net sales of nickel based material and other services	—	—	2,684	—	—	2,684
EAF dust service fees	—	3,327	—	—	(88)	3,239

Net sales	—	14,274	2,684	10,258	(88)	27,128

Cost of sales of zinc material and other goods	—	13,641	—	9,723	—	23,364
Cost of sales of nickel based material and other services	—	—	2,710	—	(88)	2,622
Cost of EAF dust services	—	2,194	—	—	—	2,194
Fire related costs	—	—	460	—	—	460

Cost of sales (excluding deprec and amortiz)	—	15,835	3,170	9,723	(88)	28,640
Depreciation and amortization	—	3,751	251	187	—	4,189
Selling, general and administrative expenses	59	1,091	82	166	—	1,398
Total costs and expenses	59	20,677	3,503	10,076	(88)	34,227

(Loss) income from operations	(59)	(6,403)	(819)	182	—	(7,099)

Equity in (loss) income of subsidiary, net of taxes	(1,758)	—	—	—	1,758	—

Other income (expense)
Interest expense	(1,944)	(873)	(38)	(296)	91	(3,060)
Interest and other income	90	—	—	—	(91)	(1)
Other income (expense)	—	3	112	(37)	—	78

Total other income (expense)	(1,854)	(870)	74	(333)	—	(2,983)

REORGANIZATION ITEMS, NET	(7,782)	—	—	(511)	—	(8,293)

(Loss) income before income taxes	(11,453)	(7,273)	(745)	(662)	1,758	(18,375)
Income tax (benefit) provision	—	(6,449)	(311)	(162)	—	(6,922)

NET (LOSS) INCOME	$(11,453)	$(824)	$(434)	$(500)	$1,758	$(11,453)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the three months ended March 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$32,514	$—	$27,958	$102	$60,574
Net sales of nickel based material and other services	—	—	8,960	—	—	8,960
EAF dust service fees	—	9,886	—	—	(292)	9,594

Net sales	—	42,400	8,960	27,958	(190)	79,128

Cost of sales of zinc material and other goods	—	45,776	—	26,208	102	72,086
Cost of sales of nickel based material and other services	—	—	7,070	—	(292)	6,778
Cost of EAF dust services	—	6,757	—	—	—	6,757
Fire related costs	—	—	614	—	—	614

Cost of sales (excluding deprec and amortiz)	—	52,533	7,684	26,208	(190)	86,235
Depreciation and amortization	—	11,232	754	561	—	12,547
Selling, general and administrative expenses	238	3,891	556	465	—	5,150
Total costs and expenses	238	67,656	8,994	27,234	(190)	103,932

(Loss) income from operations	(238)	(25,256)	(34)	724	—	(24,804)

Equity in (loss) income of subsidiary, net of taxes	(17,740)	—	—	—	17,740	—

Other income (expense)
Interest expense	(5,553)	(3,196)	(111)	(563)	273	(9,150)
Interest and other income	273	2	—	—	(273)	2
Other income (expense)	—	3,003	104	(72)	—	3,035

Total other income (expense)	(5,280)	(191)	(7)	(635)	—	(6,113)

REORGANIZATION ITEMS, NET	(13,857)	(11,924)	64	(2,375)	—	(28,092)

(Loss) income before income taxes	(37,115)	(37,371)	23	(2,286)	17,740	(59,009)
Income tax (benefit) provision	—	(21,312)	(9)	(573)	—	(21,894)

NET (LOSS) INCOME	$(37,115)	$(16,059)	$32	$(1,713)	$17,740	$(37,115)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT
			Month ended
Shipments			March 31, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			7,014
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			5,751
WOX/Calcine shipments combined - tons			15,813
Calcine shipments - tons			11,317
Calcine zinc-contained tons			7,170
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			15,619
Zinc finished product - tons (HH) (excludes WOX/Calcine)			699
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			10,567
EAF dust receipts - tons (HH)			45,239
Nickel remelt alloy shipments - tons (I)			2,841

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.84
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.02
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.21
Zinc Product Shipments - per lb zinc-contained (HH)			$0.50
LME average zinc price - per lb			$0.82
LME average nickel price - per lb			$3.95

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—
Recycling facility conversion costs (per lb)			$0.43

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)			$24
Brokered metal sales			$1,231
EAFD collection revenue			$3,327
EAFD collection costs			$2,194
Zochem adjusted EBITDA - R			$362
INMETCO adjusted EBITDA - R			$(438)

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$14,274	$10,258	$2,684	$(88)	$27,128
Depreciation & amortization	3,751	187	251	—	4,189
COGS	15,835	9,723	3,170	(88)	28,640
SG&A	1,091	166	82	59	1,398
Interest expense	873	296	38	1,853	3,060
(Loss) income before income taxes	$(7,273)	$(662)	$(745)	$(9,695)	$(18,375)

Revenue excl. unrealized non-cash hedge adj and interco. sales	$14,186	$10,258	$2,684	$—	$27,128
Unrealized non-cash hedge adj (expense) income	$—	$—	$—	$—	$—
Capital expenditures	$433	$9	$531	$—	$973

COMPLIANCE CERTIFICATE
For the Period From February 1, 2016 to March 31, 2016 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
Events of Default have occurred and are continuing.
Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate;
There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.
As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA =	$324,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income	$(158,000)
(ii) Interest Expense	$75,000
(iii) provision for income taxes	$(132,000)
(iv) depreciation, amortization	$503,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$—
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$—
(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$—
(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$36,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?    X YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA =	$799,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.
(i) Net Income	$(887,000)
(ii) Interest Expense	$469,000
(iii) provision for income taxes	$(278,000)
(iv) depreciation, amortization	$374,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$(4,000)
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$1,065,000
(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$60,000
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?     YES     X NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of April 15, 2016.

HORSEHEAD CORPORATION

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

ZOCHEM INC.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer